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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (Date of earliest event reported): APRIL 26, 2002



                       STEWART & STEVENSON SERVICES, INC.
             (Exact name of registrant as specified in its charter)




           TEXAS
      (State or other              0-8493                74-1051605
       jurisdiction           (Commission File         (IRS Employer
     of incorporation)             Number)          Identification No.)



              2707 NORTH LOOP WEST
                 HOUSTON, TEXAS                            77008
    (Address of principal executive offices)             (Zip Code)




         Registrant's telephone number, including area code: (713) 868-7700


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      On April 22, 2002, the Board of Directors of Stewart & Stevenson Services, Inc. (the "Company"), upon recommendation of its audit committee, made the decision to no longer engage Arthur Andersen LLP ("Andersen") as the Company's independent public accountants and appointed Ernst & Young LLP ("E&Y") as the Company's independent public accountants for the fiscal year ending January 31, 2003.

      Andersen's reports on the Company's consolidated financial statements for the fiscal years ended January 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      During the fiscal years ended January 31, 2002 and 2001 and through the date of the dismissal of Andersen, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company's consolidated financial statements for such fiscal years; and there were no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

      The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated April 26, 2002 and addressed to the Securities and Exchange Commission, stating its agreement with the statements contained in such disclosures.

      During the fiscal years ended January 31, 2002 and 2001 and through the date of the dismissal of Andersen and the appointment of E&Y, the Company did not consult E&Y with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

            16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated April 26, 2002.


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                                     SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    STEWART & STEVENSON SERVICES, INC.




Date: April 26, 2002                By:        /s/ CARL B. KING
                                       -------------------------------------
                                    Name:          Carl B. King
                                    Title:    Senior Vice President and
                                              Secretary


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                                 EXHIBIT INDEX


EXHIBIT NUMBER                         DESCRIPTION

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated April 26, 2002.